UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __) Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material under §240.14a-12 SoFi Technologies, Inc. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check all boxes that apply): ☒ No fee required. ☐ Fee paid previously with preliminary materials. ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V39326-P05297 SOFI TECHNOLOGIES, INC. 234 1ST STREET SAN FRANCISCO, CALIFORNIA 94105 SOFI TECHNOLOGIES, INC. 2024 Annual Meeting Vote by May 20, 2024 8:59 p.m. PT (11:59 p.m. ET) You invested in SOFI TECHNOLOGIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 21, 2024. Vote Virtually at the Meeting* May 21, 2024 7:00 a.m., Pacific Time (10:00 a.m. Eastern Time) Virtually at: www.virtualshareholdermeeting.com/SOFI2024 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V39327-P05297 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Ahmed Al-Hammadi For 1b. Ruzwana Bashir For 1c. Michael Bingle For 1d. Steven Freiberg For 1e. Dana Green For 1f. John Hele For 1g. Tom Hutton For 1h. Clara Liang For 1i. Anthony Noto For 1j. Harvey Schwartz For 1k. Magdalena Yeşil For 2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. For 3. To ratify the selection of Deloitte & Touche LLP by the Audit Committee of the Board of Directors as the independent registered public accounting firm of the Company for its year ending December 31, 2024. For 4. To approve the SoFi Technologies, Inc. 2024 Employee Stock Purchase Plan. For